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                              GUILFORD MILLS, INC.
                               EXCESS BENEFIT PLAN









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                                                  TABLE OF CONTENTS


                                                                                                               PAGE

ARTICLE I                  PURPOSE OF PLAN........................................................................1

ARTICLE II                 DEFINITIONS............................................................................2
                                    2.01.   Definitions...........................................................2

ARTICLE III                ELIGIBILITY AND PARTICIPATION..........................................................5
                                    3.01.   Eligibility and Participation.........................................5
                                    3.02.   Participation Upon Reemployment.......................................5

ARTICLE IV                 EMPLOYER CONTRIBUTIONS.................................................................6
                                    4.01.   Amount of Employer's Contributions....................................6
                                    4.02.   Determination of Contribution.........................................6
                                    4.03.   Time and Method of Payment of Contribution............................6
                                    4.04.   Return of Employer Contributions......................................6

ARTICLE V                  ALLOCATIONS............................................................................7
                                    5.01.   Participant Accounts..................................................7
                                    5.02.   Valuation of Accounts.................................................7
                                    5.03.   Allocation Does Not Create Rights.....................................7

ARTICLE VI                 RETIREMENT BENEFIT.....................................................................8
                                    6.01.   Eligibility...........................................................8
                                    6.02.   Amount of Retirement Benefit..........................................8
                                    6.03.   Form and Commencement of Retirement Benefit...........................8
                                    6.04.   Early Retirement......................................................8
                                    6.05.   Death of Participant..................................................8

ARTICLE VII       DEATH BENEFIT...................................................................................9
                                    7.01.   Eligibility...........................................................9
                                    7.02.   Amount of Supplemental Death Benefit..................................9
                                    7.03.   Form and Commencement of Death Benefit................................9

ARTICLE VIII      SEVERANCE BENEFIT..............................................................................10
                                    8.01.   Eligibility..........................................................10
                                    8.02.   Amount of Benefit....................................................10
                                    8.03.   Form and Commencement of Severance Benefit...........................10
                                    8.04.   Vested Percentage....................................................10
                                    8.05.   Forfeitures..........................................................10
                                    8.06.   Death of Participant.................................................11



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ARTICLE IX                 DISABILITY BENEFIT....................................................................12
                                    9.01.   Eligibility..........................................................12
                                    9.02.   Amount of Benefit....................................................12
                                    9.03.   Form and Commencement of Benefit.....................................12
                                    9.04.   Death of Participant.................................................12

ARTICLE X                  ADMINISTRATION OF THE PLAN............................................................13
                                    10.01.  General..............................................................13
                                    10.02.  Prepayment...........................................................13
                                    10.03.  Amendment and Termination............................................13
                                    10.04.  Withholding..........................................................13

ARTICLE XI                 PARTICIPANT ADMINISTRATIVE PROVISIONS.................................................14
                                    11.01.  Beneficiary Designation..............................................14
                                    11.02.  Non-Designation or Death of Designated Beneficiary...................14
                                    11.03.  Personal Data to Advisory Committee..................................14
                                    11.04.  Address for Notification.............................................14
                                    11.05.  Assignment or Alienation.............................................14
                                    11.06.  Appeal Procedure For Denial of Benefits..............................15
                                    11.07.  No Rights Implied....................................................16

ARTICLE XII       MISCELLANEOUS..................................................................................17
                                    12.01.  No Trust Created.....................................................17
                                    12.02.  No Employment Agreement..............................................17
                                    12.03.  Incapacity of Recipient..............................................17
                                    12.04.  Binding Effect.......................................................17
                                    12.05.  Entire Plan..........................................................17

ARTICLE XIII      CONSTRUCTION...................................................................................18
                                    13.01.  Governing Law........................................................18
                                    13.02.  Gender...............................................................18
                                    13.03.  Headings.............................................................18
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                                       ii


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                                    ARTICLE I

                                 PURPOSE OF PLAN


         Guilford Mills, Inc. hereby continues the Guilford Mills, Inc. Excess Benefit Plan it previously established effective January 1, 1993 to provide supplemental retirement and death benefits in excess of the maximum benefit limitations of Section 415 of the Internal Revenue Code or the compensation limits of Section 401(a)(17) of the Internal Revenue Code, for a select group of management and highly compensated employees who are determined to be eligible to participate in this Plan.


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                                   ARTICLE II

                                   DEFINITIONS

         2.01. DEFINITIONS. For the purpose of this Plan, the following definitions shall apply unless the context requires otherwise:

         (a) "Account" shall mean the separate account maintained to record the interest of a Participant under the Plan.


         (b) "Accrued Benefit" shall mean the amount in a Participant's Account as of any date derived from Employer contributions.

         (c) "Act" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         (d) "Advisory Committee" shall mean the Plan's Advisory Committee as appointed by the Board of Directors.

         (e) "Affiliated Entity" shall mean an entity, regardless of whether or not such entity has adopted the Plan, within the controlled or affiliated service group of the Employer, as determined by Sections 414(b), (c), (m) and
(o) of the Code.

         (f) "Board of Directors" shall mean the Board of Directors of the Company.

         (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (h) "Company" shall mean Guilford Mills, Inc., or any successor thereto.

         (i) "Compensation" shall mean the total cash compensation, including bonuses and overtime, paid to a Participant by the Employer or an Affiliated Entity during the Plan Year (regardless of when earned) while a Participant in the Plan, and reported on the Participant's Form W-2 for income tax purposes, but excluding commissions, reimbursement for expenses and Employer contributions paid under this Plan or any qualified retirement plan, deferred compensation plan or welfare plan. For any Plan Year in which a Participant was not a participant in the Plan at the beginning of the year, his Compensation shall be deemed to be remuneration as determined above for that portion of the calendar year during which he is a Participant.

         (j) "Designated Beneficiary" shall mean any person or fiduciary designated in writing by the Participant to the Advisory Committee, in accordance with the requirements of Section 11.01 hereof, to whom payments becoming due by reason of or after a Participant's death shall be


                                       2
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made.

         (k) "Disability Retirement Date" shall mean the date on which a Participant is first determined to be eligible to receive a disability benefit under the Plan.


         (l) "Early Retirement Date" shall mean the date on which a Participant attains age fifty-five (55) with ten (10) Years of Service.

         (m) "Employee" shall mean any person who performs services for an Employer, other than an independent contractor and other than any person who is a leased employee within the meaning of Section 414(n)(2) of the Code.

         (n) "Employer" shall mean the Company, and each other subsidiary, affiliate, successor or other corporation that shall, with the consent of the Board of Directors, elect to join the Plan.

         (o) "ESOP" shall mean the Guilford Mills, Inc. Employee Stock Ownership Plan as amended from time to time and each predecessor, successor, or replacement defined contribution pension plan.

         (p) "Former Participant" shall mean any individual who has been a Participant hereunder, and who has not yet received the entire benefit to which he is entitled under the Plan.

         (q) "Hour of Service" shall mean each hour for which the Employer, either directly or indirectly, pays a Participant, or for which a Participant is entitled to payment, for the performance of duties, as determined in accordance with the provisions of the Qualified Profit Sharing Plan.

         (r) "Normal Retirement Date" shall mean the later of (i) the date on which the Participant attains sixty-five (65) years of age, or (ii) the fifth
(5th) anniversary of the date the person became a Participant in the Plan.

         (s) "Participant" shall mean an Employee who has been selected to participate in this Plan by the Advisory Committee in accordance with Article III hereof.

         (t) "Plan" shall mean the Guilford Mills, Inc. Excess Benefit Plan as established herein and amended from time to time.

         (u) "Plan Year" shall mean the twelve consecutive month period ending each September 30.

         (v) "Qualified Plans" shall mean the Qualified Profit Sharing Plan and the ESOP.


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         (w) "Qualified Profit Sharing Plan" shall mean the Guilford Mills, Inc.
Profit-Sharing Plan as amended from time to time, and each predecessor, successor or replacement defined contribution pension plan.

         (x) "Spouse" shall mean the person recognized by the state in which the Participant is domiciled as the Participant's legal spouse. A Participant shall, in the Advisory Committee's sole discretion, be deemed not to have a Spouse if the Participant or a Designated Beneficiary establishes to the satisfaction of the Advisory Committee that the person recognized by such state as the Participant's legal spouse cannot be located. The Advisory Committee shall be entitled to rely upon a representation of a Participant that the Participant has no Spouse.

         (y) "Termination Date" shall mean the date of the Participant's retirement, death, or other termination of employment with the Company.

         (z) "Valuation Date" shall mean the last business day of each calendar quarter and any other date or dates selected by the Advisory Committee.

         (aa) "Year of Service" shall mean any Plan Year for which a Participant receives credit under the Qualified Profit Sharing Plan.


                                       4
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                                   ARTICLE III


                          ELIGIBILITY AND PARTICIPATION

         3.01. ELIGIBILITY AND PARTICIPATION. The Advisory Committee, in its sole discretion, shall select the Employees who are eligible to become Participants in the Plan at such time and in such manner as the Advisory Committee shall determine. Notwithstanding the foregoing, in selecting the Employees eligible to participate in the Plan, the Advisory Committee shall limit participation to Employees who experience a reduction in benefits under the Qualified Plans as a result of the maximum benefit limitations imposed by
Section 415 of the Code or the compensation limits of Section 401(a)(17) of the Code, and who are members of a select group of management or highly compensated employees, as defined for purposes of the Act. The Advisory Committee shall notify those Employees selected for participation of the existence of the Plan and of its basic provisions.

         3.02. PARTICIPATION UPON REEMPLOYMENT. A Participant who terminates his employment with an Employer and who is reemployed may resume participation in the Plan upon approval of the Advisory Committee, if he is otherwise eligible.


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                                   ARTICLE IV


                             EMPLOYER CONTRIBUTIONS

         4.01 AMOUNT OF EMPLOYER'S CONTRIBUTIONS. For each year an Employee is a Participant in the Plan, the Employer shall contribute to the Participant's Account an amount equal to the amount, if any, by which the Participant's share of the Employer's contribution(s) to the Qualified Plans, calculated under the terms of the Qualified Plans as then in effect before the application of any provision of the Qualified Plans designed to comply with the maximum benefit limitations of Section 415 of the Code or compensation limits of Section 401(a)(17) of the Code, exceeds the Participant's actual share of the Employer's contributions to the Qualified Plan as then in effect.

         4.02 DETERMINATION OF CONTRIBUTION. The Employer, from its records, shall determine the amount of any contributions to be made by it under the terms of the Plan.

         4.03 TIME AND METHOD OF PAYMENT OF CONTRIBUTION. The Employer may pay its contribution for each Plan Year in one or more installments. The Employer's contribution for any Plan Year shall be due and payable on the last day of its taxable year with or within which such Plan Year ends, or as soon thereafter as practicable, but not later than the time prescribed by law for filing the Employer's Federal income tax return (including extensions thereof) for such taxable year, without interest. Contributions shall be paid in cash.

         4.04 RETURN OF EMPLOYER CONTRIBUTIONS. Notwithstanding any provision herein to the contrary, upon the Employer's request, a contribution which was made upon a mistake of fact shall be returned to the Employer within one year after payment of the contribution.



                                       6
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                                    ARTICLE V


                                   ALLOCATIONS

         5.01 PARTICIPANT ACCOUNTS. The Advisory Committee shall establish an Account for each Participant which will reflect the Participant's share of contributions and the income, losses, appreciation, and depreciation attributable to such items.

         5.02 VALUATION OF ACCOUNTS. As of each Valuation Date, the Advisory Committee shall adjust the Accounts of Participants as follows:

                  (a) Distributions. The Advisory Committee shall subtract from each Account any distributions made from such Account to a Participant or Designated Beneficiary since the immediately preceding Valuation Date.

                  (b) Allocation of Investment Gains or Losses. Second, the Advisory Committee shall add the net investment gain to, or subtract the net investment loss from, the Accounts. Such gain or loss shall be allocated among the Accounts in the proportion that the balance of each Account as of the immediately preceding Valuation Date bears to the sum of the balances of all Accounts as of such Valuation Date.

                  (c) Payments to or for the Benefit of the Company's General Creditors. Third, the Advisory Committee shall subtract from the Accounts payments made to or for the benefit of creditors of the Company. Such payments shall be allocated to Accounts in the proportion that the balance of each Account as of the immediately preceding Valuation Date bears to the sum of the balances of all Accounts as of such Valuation Date.

                  (d) Contributions. Fourth, the Advisory Committee shall credit to the Account of each such Participant any contributions made by the Employer for the benefit of such Participant in accordance with the provisions of Section 4.01 hereof.

         5.03 ALLOCATION DOES NOT CREATE RIGHTS. No Participant shall acquire any right to or interest in any specific asset held in any trust as a result of the allocations provided for in the Plan.



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                                   ARTICLE VI


                               RETIREMENT BENEFIT

         6.01. ELIGIBILITY. Upon termination of a Participant's employment for any reason on or after his Normal Retirement Date, a Participant shall become entitled to the retirement benefit described in this Article VI.

         6.02 AMOUNT OF RETIREMENT BENEFIT. The amount of the retirement benefit payable to the Participant shall be equal to the full value of the Participant's Accrued Benefit under the Plan, determined as of the Valuation Date immediately preceding the Participant's Normal Retirement Date or the date of his actual retirement, whichever is later. A Participant shall become 100% vested in his Accrued Benefit on his Normal Retirement Date.

         6.03. FORM AND COMMENCEMENT OF RETIREMENT BENEFIT. The retirement benefit shall be payable to the Participant in a lump sum. However, before payment to the Participant of his retirement benefit commences hereunder, the Participant may irrevocably elect, subject to the approval of the Advisory Committee, to receive his retirement benefit in quarterly or annual installments over a fixed period of time, not exceeding fifteen (15) years. Payments hereunder shall begin within sixty (60) days following the later of the Participant's Normal Retirement Date or the date of his actual retirement, or as soon thereafter as administratively practicable.

         6.04. EARLY RETIREMENT. Upon thirty (30) days prior written notice to the Advisory Committee, a Participant who has a separation from service on or after his Early Retirement Date may elect, on the first day of any month thereafter, to receive the full value of his Accrued Benefit, as if such Participant had then attained his Normal Retirement Date.

         6.05. DEATH OF PARTICIPANT. If a Participant entitled to a retirement benefit under this Article VI dies after terminating employment with the Company and before payment of such benefit has begun, then the Participant's Designated Beneficiary shall receive the Participant's retirement benefit in a lump sum. However, before payment to the Designated Beneficiary commences hereunder, such Designated Beneficiary may irrevocably elect, subject to the approval of the Advisory Committee, to receive the Participant's retirement benefit in quarterly or annual installments over a fixed period of time, not exceeding fifteen (15) years. Payments hereunder shall begin within sixty (60) days following the date on which the Participant's death occurs, or as soon thereafter as administratively practicable.

         If a Participant was receiving his retirement benefit in installments, and he dies before receiving all of the payments due him hereunder, the remaining installment payments shall be made to the Participant's Designated Beneficiary, at the same intervals paid to the Participant.


                                       8
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                                   ARTICLE VII


                                  DEATH BENEFIT

         7.01. ELIGIBILITY. Upon the death of a Participant while in the active employment of the Company, the Participant's Designated Beneficiary shall become entitled to the death benefit described in this Article VII.

         7.02. AMOUNT OF SUPPLEMENTAL DEATH BENEFIT. The amount of the death benefit payable to the Participant's Designated Beneficiary shall be equal to the full value of the Participant's Accrued Benefit under the Plan determined as of the Valuation Date immediately preceding the Participant's death. A Participant who dies prior to his separation from service with the Employer shall immediately become 100% vested in his Accrued Benefit under the Plan.

         7.03. FORM AND COMMENCEMENT OF DEATH BENEFIT. The death benefit shall be payable to the Participant's Designated Beneficiary in a lump sum. However, before payment to the Designated Beneficiary of the death benefit commences hereunder, such Designated Beneficiary may irrevocably elect, subject to the approval of the Advisory Committee, to receive the death benefit in quarterly or annual installments over a fixed period of time, not exceeding fifteen (15) years. Payments hereunder shall begin within sixty (60) days following the date on which the Participant's death occurs, or as soon thereafter as administratively practicable.


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                                  ARTICLE VIII


                                SEVERANCE BENEFIT

         8.01. ELIGIBILITY. If a Participant terminates employment with the Employer prior to his Normal Retirement Date or Early Retirement Date, for any reason other than death, disability, or cause, he shall be entitled to receive a severance benefit under the Plan described in this Article VIII. For purposes of this Plan, termination for cause shall include termination because of the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule, or regulation (other than traffic violations or similar offenses).

         8.02. AMOUNT OF BENEFIT. The Participant shall be entitled to receive a severance benefit equal to his Accrued Benefit under the Plan, multiplied by his vested percentage (as defined in Section 8.04 hereof), determined as of the Valuation Date immediately preceding the date of his termination of service.

         8.03. FORM AND COMMENCEMENT OF SEVERANCE BENEFIT. The severance benefit shall be payable to the Participant in a lump sum. However, before payment to the Participant of his severance benefit commences hereunder, the Participant may elect, subject to the approval of the Advisory Committee, to receive his severance benefit in quarterly or annual installments over a fixed period of time, not exceeding fifteen (15) years. Payments hereunder shall begin within sixty (60) days following the Participant's Normal Retirement Date, or as soon thereafter as administratively practicable.

         8.04. VESTED PERCENTAGE. For purposes of calculating a Participant's severance benefit under this Article VIII, a Participant's vested percentage shall be determined in accordance with the following schedule:

                  Full Years of Service
                    with the Employer                Vested Percentage
                  ---------------------              -----------------
                         Less than 3                       0
                             3                            20%
                             4                            40%
                             5                            60%
                             6                            80%
                          7 or more                      100%

         8.05. FORFEITURES. At the end of the Plan Year next following a one-year break in service by a Participant, the non-vested portion of such Participant's Accrued Benefit under the Plan shall be forfeited and shall be used by the Employer to reduce its contributions to the Plan for the year of forfeiture. For this purpose, a one-year break in service shall be defined as any

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Plan Year during which the Participant has a one-year break in service for purposes of the Qualified Profit Sharing Plan.


         8.06. DEATH OF PARTICIPANT. If a Participant entitled to a severance benefit under this Article VIII dies before his Normal Retirement Date, then the Participant's Designated Beneficiary shall receive the amount of the severance benefit described in this Article VIII in a lump sum. However, before payment to the Designated Beneficiary commences hereunder, such Designated Beneficiary may irrevocably elect, subject to the approval of the Advisory Committee, to receive the Participant's severance benefit in quarterly or annual installments over a fixed period of time, not exceeding fifteen (15) years. Payments hereunder shall begin within sixty (60) days following the date on which the Participant's death occurs, or as soon thereafter as administratively practicable.

         If a Participant was receiving his severance benefit in installments, and he dies before receiving all of the payments due him hereunder, the remaining installment payments shall be made to the Participant's Designated Beneficiary, at the same intervals paid to the Participant.

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                                   ARTICLE IX


                               DISABILITY BENEFIT

         9.01. ELIGIBILITY. A Participant who becomes totally disabled while employed by the Employer is eligible to receive a disability benefit under the Plan. A Participant shall be considered totally disabled for purposes of this Plan on the date he is determined to be totally disabled for purposes of the Qualified Plans.

         9.02. AMOUNT OF BENEFIT. A disabled Participant shall be entitled to a disability benefit equal to the full value of his Accrued Benefit under the Plan, determined as of the Valuation Date immediately preceding his Disability Retirement Date.

         9.03. FORM AND COMMENCEMENT OF BENEFIT. The disability benefit shall be payable to the Participant in a lump sum. However, before payment to the Participant of his disability benefit commences hereunder, the Participant may irrevocably elect, subject to the approval of the Advisory Committee, to receive his disability benefit in quarterly or annual installments over a fixed period of time, not exceeding fifteen (15) years. Payments hereunder shall begin within sixty (60) days following the date on which the Advisory Committee determines the Participant is totally disabled for purposes of the Plan, or as soon thereafter as administratively practicable.

         9.04. DEATH OF PARTICIPANT. If a Participant entitled to a disability benefit under this Article IX dies prior to commencement of payment of his disability benefit hereunder, then the Participant's Designated Beneficiary shall receive the amount of the disability benefit described in this Article IX in a lump sum. However, before payment to the Designated Beneficiary commences hereunder, such Designated Beneficiary may irrevocably elect, subject to the approval of the Advisory Committee, to receive the Participant's disability benefit in quarterly or annual installments over a fixed period of time, not exceeding fifteen (15) years. Payments hereunder shall begin within sixty (60) days following the date on which the Participant's death occurs, or as soon thereafter as administratively practicable.

         If a Participant was receiving his disability benefit in installments, and he dies before receiving all of the payments due him hereunder, the remaining installment payments shall be made to the Participant's Designated Beneficiary, at the same intervals paid to the Participant.

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                                    ARTICLE X


                           ADMINISTRATION OF THE PLAN

         10.01. GENERAL. The Plan shall be administered by the Advisory Committee. The Advisory Committee shall have full power to interpret and construe the Plan; provided, however, if any member of the Advisory Committee is also a Participant in the Plan, he shall not participate in any decision of the Advisory Committee concerning the form or amount of his benefit under the Plan. Members of the Board of Directors who are not members of the Advisory Committee shall not be liable for any action or determination made by the Advisory Committee in good faith with respect to the Plan.

         10.02. PREPAYMENT. The Advisory Committee may, in its sole and absolute discretion, prepay all or any part of the quarterly or annual installments remaining to be paid to a Participant or his Designated Beneficiary who has elected to receive benefits under this Plan in the form of installments. The amount of such prepayment shall equal the then discounted present value of the remaining installments to be prepaid, using the prime rate of Wachovia Bank of North Carolina, N.A. plus one percent (1%), as such bank's prime rate is published in the WALL STREET JOURNAL at the time of such payment, and receipt thereof by the Participant or Designated Beneficiary shall be in full satisfaction of all remaining obligations of the Company under the Plan.

         10.03. AMENDMENT AND TERMINATION. The Company reserves the right, at any time and from time to time by action of the Board of Directors, to modify or amend in whole or in part any or all provisions of the Plan. In addition, the Company reserves the right by action of the Board of Directors to terminate the Plan in whole or in part at any time; provided, however, any such modification, amendment or termination shall not result in a reduction of the Participant's retirement benefit calculated at the time of such modification, amendment or termination. Upon termination of the Plan, each Participant shall become 100% vested in his retirement benefit hereunder.

         10.04. WITHHOLDING. The Company may withhold from any benefits payable under the Plan all federal, state or local taxes that may be required to be withheld pursuant to any applicable law.

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                                   ARTICLE XI


PARTICIPANT ADMINISTRATIVE PROVISIONS

         11.01. BENEFICIARY DESIGNATION. Any Participant may from time to time designate, in writing, any person or persons to whom the Advisory Committee shall pay any benefits due in the event of his death. The Advisory Committee shall prescribe the form for the written designation of a beneficiary and, upon the Participant's filing the form with the Advisory Committee, it effectively shall revoke all designations filed prior to that date by the same Participant. Notwithstanding the foregoing, a married Participant's sole Designated Beneficiary shall be his Spouse, unless the Participant designates another person or persons in writing as his Designated Beneficiary, in the manner described in this Section 11.01.

         11.02. NON-DESIGNATION OR DEATH OF DESIGNATED BENEFICIARY. If an unmarried Participant has not given written notification of a Designated Beneficiary to the Advisory Committee prior to the Participant's death, or if the Participant's Designated Beneficiary is not living or in existence at the time of the Participant's death, any benefits due under the Plan shall be paid to the Participant's estate. If the Designated Beneficiary is a person who survives the Participant but dies prior to full payment of the benefits due hereunder, all payments after the death of the Designated Beneficiary shall be paid to the estate of the Designated Beneficiary.

         11.03. PERSONAL DATA TO ADVISORY COMMITTEE. Each Participant and Designated Beneficiary must furnish to the Advisory Committee such evidence, data, or information as the Advisory Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true, and complete evidence, data, and information when requested by the Advisory Committee, provided the Advisory Committee shall advise each Participant of the effect of his failure to comply with its request.

         11.04. ADDRESS FOR NOTIFICATION. Each Participant and each Designated Beneficiary of a deceased Participant shall file with the Advisory Committee, in writing, his post office address, and each subsequent change of such post office address. Any payment or distribution hereunder, and any communication addressed to a Participant or his Designated Beneficiary, mailed to the last address filed with the Advisory Committee, or if no such address has been filed, then to the last address indicated on the records of the Employer, shall be deemed to have been delivered to the Participant or his Designated Beneficiary on the date that such distribution or communication is deposited in the United States Mail, first class postage prepaid.

         11.05. ASSIGNMENT OR ALIENATION. No benefit payable under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Participant, prior to actually being received by the person entitled to the benefit under the terms of the Plan. Any attempt to alienate, sell, transfer, assign, pledge, encumber, charge, garnish, execute or levy under the Plan shall be void. If a Participant or any Designated Beneficiary hereunder shall become bankrupt, or attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge any right hereunder, then such right or benefit shall, in the discretion of the Advisory Committee, cease and terminate, and in such event, the Advisory Committee may hold or apply the same or any part thereof for the benefit of the Participant or his Designated Beneficiary, spouse, children, or other dependents, or any of them in such manner and in such amounts and proportions as the Advisory Committee may deem proper.


         11.06. APPEAL PROCEDURE FOR DENIAL OF BENEFITS. The Advisory Committee shall provide adequate notice in writing to any Participant or to any Designated Beneficiary ("Claimant") whose claim for benefits under the Plan has been denied. The Advisory Committee's notice to the Claimant shall set forth:

                  (a)      The specific reason for the denial;

                  (b) Specific references to pertinent Plan provisions on which the Advisory Committee based its denial;

                  (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed;

                  (d)      A statement that the Claimant may:

                            (i) request a review upon written application to the
                                Advisory Committee;
                           (ii)     review pertinent Plan documents; and
                           (iii)    submit issues and comments in writing; and

                  (e) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the Advisory Committee within sixty
         (60) days after receipt of the Advisory Committee's notice of denial of benefits. The Advisory Committee's notice must further advise the Claimant that his failure to appeal the action to the Advisory Committee in writing within the sixty (60) day period will render the Advisory Committee's determination final, binding, and conclusive.

         If the Claimant should appeal to the Advisory Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. The Advisory Committee shall re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Advisory Committee shall advise the Claimant of its decision within sixty (60) days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make a rendering of a decision within the sixty (60) day limit infeasible, but in no event shall the Advisory Committee render a decision with respect to a denial of a claim for benefits later than one hundred twenty (120) days after its receipt of a request for review. A written statement stating the decision on review, the specific reasons for the decision, and the specific Plan provisions on which the decision is based shall be mailed or delivered to the Claimant within such sixty (60) (or one hundred twenty (120)) day period.


         The Advisory Committee's notice of denial of benefits shall identify the name of each member of the Advisory Committee and the name and address of the Advisory Committee member to whom the Claimant may forward his appeal.

         11.07. NO RIGHTS IMPLIED. Nothing contained in this Plan, or any modification or amendment to the Plan, or in the creation of any benefit, or the payment of any benefit, shall give any employee, Participant, or any Designated Beneficiary any right to continue employment with the Employer, or any legal or equitable right against the Company or any officer, director, or employee of the Company, or its agents or employees, except as expressly provided by the Plan, or the Act.

                                   ARTICLE XII


                                  MISCELLANEOUS

         12.01. NO TRUST CREATED. The obligation of the Company to make payments hereunder to a Participant shall constitute an unsecured liability of the Company. Such payments shall be made from the general funds of the Company, and the Company shall not be required to establish or maintain any special or separate fund, to purchase or acquire life insurance on a Participant's life, or otherwise to segregate assets to assure that such payments shall be made. Neither a Participant nor any other person shall have any interest in any particular asset of the Company by reason of its obligations hereunder, and the right of any of them to receive payments under this Plan shall be no greater than the right of any other unsecured general creditor of the Company. Nothing contained in the Plan shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Company and a Participant or any other person.

         12.02. NO EMPLOYMENT AGREEMENT. Neither the execution of this Plan nor any action taken by the Company pursuant to this Plan shall be held or construed to confer on a Participant any legal right to be continued as an employee of an Employer or to restrict the right of an Employer to terminate his employment.

         12.03. INCAPACITY OF RECIPIENT. If the Advisory Committee shall find that any person to whom any distribution is to be made under this Plan is unable to care for his affairs because of accident or illness, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, child, parent, or brother or sister of such person, or to any person deemed by the Advisory Committee to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Advisory Committee may determine. Any such payment shall be a complete discharge of the liabilities of the Company under the Plan.

         12.04. BINDING EFFECT. Obligations incurred by the Company pursuant to this Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participant, his Designated Beneficiaries, personal representatives, heirs, and legatees.

         12.05. ENTIRE PLAN. This document and any amendments to said document contain all the terms and provisions of the Plan and shall constitute the entire Plan, any other alleged terms or provisions being of no effect.

                                  ARTICLE XIII

                                  CONSTRUCTION

         13.01. GOVERNING LAW. This Plan shall be construed and governed in accordance with the laws of the State of North Carolina.

         13.02. GENDER. The masculine gender, when appearing in the Plan, shall be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary.

         13.03. HEADINGS. The cover page of this Plan, the table of contents, and all headings used in this Plan are for convenience of reference only and are not part of the substance of this Plan.

         IN WITNESS WHEREOF, this Plan, having been duly approved and adopted by the Board of Directors of the Company, is executed by the duly authorized officers of the Company and dated for purposes of reference this the __27__ day of ____November__________, 1996.

                                          GUILFORD MILLS, INC.

                                          By: /s/ Terrence E. Geremski
                                                  Terrence E. Geremski
                                                  Vice President



                                          ATTEST: /s/ Robert A. Emken, Jr.
                                                   Robert A. Emken, Jr.
                                                   Assistant Secretary
(CORPORATE SEAL)


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